ESAB Corporation Announces Third Quarter 2025 Results

•Returned to positive core organic growth
•Equipment and Automation growth up mid-single-digit
•Completed EWM acquisition

North Bethesda, MD, October 29, 2025 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a focused premier industrial compounder, today announced financial results for the third quarter of 2025.

ESAB reported third quarter sales of $728 million, an increase of 8% on a reported basis or an increase of 2% on a core organic growth basis before acquisitions and currency translation, as compared to the prior year. ESAB also reported third quarter net income from continuing operations attributable to ESAB of $64 million or $1.04 diluted earnings per share and core adjusted net income of $81 million or $1.32 diluted earnings per share. Core adjusted EBITDA of $133 million rose 7% and margin decreased by 20 basis points to 19.4%, both as compared to the prior year quarter.

“ESAB delivered a strong quarter on robust execution, with growth in our Equipment and Automation portfolio and from recent acquisitions. Our U.S. business returned to mid-single-digit growth as tariff uncertainties abated, and our EMEA and APAC businesses continued to see strong demand from high-growth markets,” said Shyam P. Kambeyanda, ESAB President and CEO.

Kambeyanda continued, “Our M&A compounding strategy is accelerating with the completion of the EWM acquisition, which completes our heavy equipment and automation portfolio and provides ESAB access to its leading React technology. Our integration team is advancing cross-selling initiatives and EBX-driven margin-expansion opportunities, and we continue to invest for long-term, sustainable growth. Following our third-quarter performance, we are raising full-year sales and aEBITDA guidance and launching new initiatives to accelerate growth and margins as we exit the year.”

Full Year 2025 Outlook

ESAB raises its full year 2025 outlook for total core sales growth of 4.5% to 5.5%, core organic sales growth of 1.0%, M&A of ~4.5% and FX of (1.0)% to 0.0% from its prior outlook of total core sales growth of 1.5% to 3.5%, core organic sales growth of 0.0% to 2.0%, M&A of ~2.5% and FX of ~(1.0)%. ESAB’s core adjusted EBITDA outlook increases to $535 to $540 million versus prior guidance of $525 to $535 million, and core adjusted EPS narrowed to $5.20 to $5.30 versus prior guidance of $5.15 to $5.30.

About ESAB Corporation

Founded in 1904, ESAB Corporation is a focused industrial compounder. The Company’s rich history of innovative products, workflow solutions and its business system ESAB Business Excellence (“EBX”), enables the Company’s purpose of Shaping the world we imagineTM. ESAB Corporation is based in North Bethesda, Maryland and employs approximately 10,300 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

Conference Call and Webcast

The Company will hold a conference call to discuss its third quarter 2025 results beginning at 8:00 a.m. Eastern on Wednesday, October 29, 2025, which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call. The Company’s quarterly report on Form 10-Q for the fiscal quarter ended October 3, 2025, filed October 29, 2025, is also available on ESAB’s website under the “Investors” section.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures exclude Russia for the three and nine months ended October 3, 2025 and September 27, 2024. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Pension settlement loss, Restructuring and other related charges, acquisition transaction, due diligence and integration expenses, amortization of intangibles and fair value charges on acquired inventories and depreciation and other amortization), Core adjusted EBITDA, organic sales, Core organic sales, adjusted free cash flow and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as Core adjusted EBITDA and Core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges, acquisition transaction, due diligence and integration expenses, amortization of intangibles and fair value charges on acquired inventories and Pension settlement loss. Adjusted net income, includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations, which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the three and nine months ended October 3, 2025 and September 27, 2024.
Adjusted EBITDA excludes from Net income from continuing operations the effect of Income tax expense, Interest expense and other, net, Restructuring and other related charges, acquisition transaction, due diligence and integration expenses, amortization of intangibles and fair value charges on acquired inventories, Pension settlement loss and depreciation and other amortization. ESAB presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, acquisition transaction, due diligence and integration expenses, amortization of intangibles and fair value charges on acquired inventories, Pension settlement loss and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margin, which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margin, respectively, further removing the impact of Russia for the three and nine months ended October 3, 2025 and September 27, 2024.

ESAB presents organic sales, which excludes the impact of acquisitions and foreign exchange rate fluctuations and presents core organic sales, which further excludes the impact of the Russia business for the three and nine months ended October 3, 2025 and September 27, 2024.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to discontinued operations and acquisition-related payments less Purchases of property, plant and equipment.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company.

ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward-Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the impact of the war in Ukraine and the conflict in the Middle East and the resulting escalating geopolitical tensions; impact of supply chain disruptions; the impact of creditworthiness and financial viability of customers; impact of inflationary pressures, tariffs and trade policies, foreign exchange fluctuations and commodity prices; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 20, 2025, and the Form 10-Q for the quarterly period ended April 4, 2025 filed with the SEC on May 1, 2025, as well as other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 3, 2025	September 27, 2024	October 3, 2025	September 27, 2024
Net sales	$727,845	$673,250	$2,121,569	$2,070,047
Cost of sales	458,545	419,460	1,331,020	1,290,915
Gross profit	269,300	253,790	790,549	779,132
Selling, general and administrative expense	158,335	145,900	454,756	434,537
Restructuring and other related charges	4,347	1,875	10,236	8,572
Operating income	106,618	106,015	325,557	336,023
Pension settlement loss	—	—	—	12,155
Interest expense and other, net	23,584	16,894	61,365	49,925
Income from continuing operations before income taxes	83,034	89,121	264,192	273,943
Income tax expense	17,694	18,074	56,476	54,463
Net income from continuing operations	65,340	71,047	207,716	219,480
Loss from discontinued operations, net of taxes	(8,819)	(1,214)	(13,259)	(3,684)
Net income	56,521	69,833	194,457	215,796
Income attributable to noncontrolling interest, net of taxes	(1,674)	(1,593)	(5,364)	(4,698)
Net income attributable to ESAB Corporation	$54,847	$68,240	$189,093	$211,098
Earnings (loss) per share – basic
Income from continuing operations	$1.05	$1.14	$3.33	$3.54
Loss on discontinued operations	(0.15)	(0.02)	$(0.22)	$(0.06)
Net income per share – basic	$0.90	$1.12	$3.11	$3.48
Earnings (loss) per share – diluted
Income from continuing operations	$1.04	$1.13	$3.29	$3.50
Loss on discontinued operations	(0.14)	(0.02)	$(0.22)	$(0.06)
Net income per share – diluted	$0.90	$1.11	$3.07	$3.44

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended(1)		Nine Months Ended(1)
	October 3, 2025	September 27, 2024	October 3, 2025	September 27, 2024
Adjusted Net Income
Net income from continuing operations (GAAP)	$65.3	$71.0	$207.7	$219.5
Less: Income attributable to noncontrolling interest, net of taxes	1.7	1.6	5.4	4.7
Net income from continuing operations attributable to ESAB Corporation (GAAP)	63.7	69.4	202.4	214.8
Restructuring and other related charges – pretax(2)	4.3	1.9	10.2	8.6
Acquisition-amortization and other related charges – pretax(3)	16.5	10.1	47.7	25.6
Pension settlement loss – pretax	—	—	—	12.2
Tax effect on above items(4)	(3.6)	(2.8)	(12.4)	(11.3)
Discrete tax adjustments(5)	2.3	0.1	2.3	(6.5)
Adjusted net income from continuing operations (non-GAAP)	83.2	78.6	250.2	243.3
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(6)	(2.7)	(1.9)	(8.7)	(11.3)
Core adjusted net income from continuing operations (non-GAAP)	$80.5	$76.7	$241.5	$232.0
Adjusted net income margin from continuing operations	11.4%	11.7%	11.8%	11.8%

Adjusted Net Income Per Share
Net income per share – diluted from continuing operations (GAAP)	$1.04	$1.13	$3.29	$3.50
Restructuring and other related charges – pretax(2)	0.07	0.03	0.17	0.14
Acquisition-amortization and other related charges – pretax(3)	0.27	0.16	0.78	0.42
Pension settlement loss – pretax	—	—	—	0.20
Tax effect on above items(4)	(0.06)	(0.05)	(0.20)	(0.19)
Discrete tax adjustments(5)	0.04	—	0.04	(0.11)
Adjusted net income per share – diluted from continuing operations (non-GAAP)	1.36	1.28	4.08	3.96
Adjusted net income per share – diluted from continuing operations attributable to Russia (non-GAAP)(6)	(0.04)	(0.03)	(0.14)	(0.19)
Core adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.32	$1.25	$3.94	$3.78
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $6.1 million and $20.4 million for the three and nine months ended October 3, 2025, respectively, and $2.5 million and $3.1 million for the three and nine months ended September 27, 2024, respectively. Additionally, it includes amortization of intangibles and fair value charges on acquired inventories totaling $10.3 million and $27.3 million for the three and nine months ended October 3, 2025, respectively, and $7.6 million and $22.4 million for the three and nine months ended September 27, 2024, respectively.
(4) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. ESAB estimates the tax effect of each adjustment by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5) For 2025, discrete adjustments relate to a tax law change in a foreign jurisdiction that occurred during the three months ended October 3, 2025. For 2024, discrete adjustments relate to a favorable final ruling in a tax case in a foreign jurisdiction.
(6) Represents Russia contribution for the three and nine months ended October 3, 2025 and September 27, 2024.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended October 3, 2025(1)			Nine Months Ended October 3, 2025(1)
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
Net income from continuing operations (GAAP)			$65.3			$207.7
Income tax expense			17.7			56.5
Interest expense and other, net			23.6			61.4
Operating income (GAAP)	$45.3	$61.3	$106.6	$131.0	$194.6	$325.6
Adjusted to add
Restructuring and other related charges(2)	2.2	2.1	4.3	4.4	5.8	10.2
Acquisition-amortization and other related charges(3)	5.8	10.7	16.5	21.5	26.2	47.7
Depreciation and other amortization	3.9	8.1	12.0	11.7	21.8	33.4
Adjusted EBITDA (non-GAAP)	57.3	82.2	139.5	$168.5	$248.4	$416.9
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	6.1	6.1	—	17.1	17.1
Core adjusted EBITDA (non-GAAP)	$57.3	$76.1	$133.4	$168.5	$231.2	$399.8
Adjusted EBITDA margin (non-GAAP)	19.6%	18.9%	19.2%	19.7%	19.6%	19.7%
Core adjusted EBITDA margin (non-GAAP)(5)	19.6%	19.3%	19.4%	19.7%	20.0%	19.9%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $6.1 million and $20.4 million for the three and nine months ended October 3, 2025, respectively, and amortization of intangibles and fair value charges on acquired inventories totaling $10.3 million and $27.3 million for the three and nine months ended October 3, 2025, respectively.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $40.4 million and $108.8 million relating to Russia for the three and nine months ended October 3, 2025, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended September 27, 2024(1)			Nine Months Ended September 27, 2024(1)
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
Net income from continuing operations (GAAP)			$71.0			$219.5
Income tax expense			18.1			54.5
Interest expense and other, net			16.9			49.9
Pension settlement loss			—			12.2
Operating income (GAAP)	$49.9	$56.1	$106.0	$151.8	$184.3	$336.0
Adjusted to add
Restructuring and other related charges(2)	0.9	1.0	1.9	2.0	6.6	8.6
Acquisition-amortization and other related charges(3)	4.8	5.2	10.1	13.5	12.1	25.6
Depreciation and other amortization	3.7	5.7	9.5	10.9	16.5	27.4
Adjusted EBITDA (non-GAAP)	59.4	68.1	127.4	178.2	219.4	397.5
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	2.6	2.6	—	15.5	15.5
Core adjusted EBITDA (non-GAAP)	$59.4	$65.5	$124.8	$178.2	$203.9	$382.1
Adjusted EBITDA margin (non-GAAP)	20.6%	17.7%	18.9%	19.9%	18.7%	19.2%
Core adjusted EBITDA margin (non-GAAP)(5)	20.6%	18.9%	19.6%	19.9%	19.2%	19.5%
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $2.5 million and $3.1 million for the three and nine months ended September 27, 2024, respectively, and amortization of intangibles and fair value charges on acquired inventories totaling $7.6 million and $22.4 million for the three and nine months ended September 27, 2024, respectively.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $37.7 million and $112.0 million relating to Russia for the three and nine months ended September 27, 2024, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended September 27, 2024	$288.8		$384.4		$673.3
Components of Change:
Existing businesses (organic sales)(2)	0.4	0.1%	10.6	2.8%	11.0	1.6%
Acquisitions(3)	7.4	2.6%	26.4	6.9%	33.8	5.0%
Foreign Currency translation(4)	(3.9)	(1.4)%	13.7	3.6%	9.8	1.5%
Total sales growth	3.9	1.4%	50.7	13.2%	54.6	8.1%
For the three months ended October 3, 2025	$292.7		$435.1		$727.8
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended September 27, 2024	$288.8		$346.8		$635.6
Components of Change:
Existing businesses (core organic sales)(2)	0.4	0.1%	11.8	3.4%	12.1	1.9%
Acquisitions(3)	7.4	2.6%	26.4	7.6%	33.8	5.3%
Foreign Currency translation(4)	(3.9)	(1.4)%	9.7	2.8%	5.9	0.9%
Total core sales growth	3.9	1.4%	47.9	13.8%	51.8	8.1%
For the three months ended October 3, 2025	$292.7		$394.7		$687.4
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the three months ended October 3, 2025 and September 27, 2024.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the nine months ended September 27, 2024	$894.6		$1,175.4		$2,070.0
Components of Change:
Existing businesses (organic sales)(2)	(29.1)	(3.2)%	23.3	2.0%	(5.8)	(0.3)%
Acquisitions(3)	25.2	2.8%	44.3	3.8%	69.5	3.4%
Foreign Currency translation(4)	(34.6)	(3.9)%	22.4	1.9%	(12.3)	(0.6)%
Total sales (decline) growth	(38.5)	(4.3)%	90.0	7.7%	51.5	2.5%
For the nine months ended October 3, 2025	$856.1		$1,265.4		$2,121.6
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(4)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the nine months ended September 27, 2024	$894.6		$1,063.4		$1,958.0
Components of Change:
Existing businesses (core organic sales)(1)	(29.1)	(3.2)%	35.7	3.4%	6.6	0.3%
Acquisitions(2)	25.2	2.8%	44.3	4.2%	69.5	3.6%
Foreign Currency translation(3)	(34.6)	(3.9)%	13.2	1.2%	(21.4)	(1.1)%
Total core sales (decline) growth	(38.5)	(4.3)%	93.2	8.8%	54.7	2.8%
For the nine months ended October 3, 2025	$856.1		$1,156.6		$2,012.7
(1) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(2) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(3) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(4) Represents sales excluding Russia for the nine months ended October 3, 2025 and September 27, 2024.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 3, 2025	September 27, 2024	October 3, 2025	September 27, 2024
Net cash provided by operating activities (GAAP)	$81.5	$101.0	$163.5	$228.5
Purchases of property, plant and equipment (GAAP)	(11.3)	(10.7)	(27.7)	(27.1)
Proceeds from the sale of certain properties(1)	—	1.9	—	1.9
Payments related to discontinued operations	3.6	3.6	10.8	12.1
Acquisition-related payments(2)	12.6	—	16.6	—
Adjusted free cash flow (non-GAAP)	$86.4	$95.8	$163.2	$215.4
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash provided by operating activities.
(2) Represents payments related to due diligence, transaction and other related costs.

ESAB CORPORATION
2025 Outlook
Dollars in millions, except per share amounts
(Unaudited)

ESAB 2025 Outlook
	Previous Guidance	New Guidance
2024 Core net sales	$2,591.2	$2,591.2
Organic growth	0.0%-2.0%	~1.0%
Acquisitions	~2.5%	~4.5%
Currency	~(1.0)%	(1.0)%-0.0%
2025 Core net sales growth range	1.5%-3.5%	4.5%-5.5%

2024 Core adjusted EBITDA	$510.7	$510.7
2025 Core adjusted EBITDA range	$525 - $535	$535 - $540

2024 Core adjusted EPS	$5.06	$5.06
2025 Core adjusted EPS range	$5.15 - $5.30	$5.20 - $5.30

ESAB CORPORATION
CONSOLIDATED AND CONDENSED BALANCE SHEETS
Dollars in thousands, except share and per share amounts
(Unaudited)

	October 3, 2025	December 31, 2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$218,219	$249,358
Trade receivables, less allowance for credit losses of $23,557 and $23,850	460,469	370,321
Inventories, net	503,722	403,711
Prepaid expenses	64,291	55,665
Other current assets	87,020	69,327
Total current assets	1,333,721	1,148,382
Property, plant and equipment, net	357,927	298,347
Goodwill	1,962,752	1,651,993
Intangible assets, net	684,439	487,993
Lease assets - right of use	133,751	89,859
Other assets	396,813	357,401
Total assets	$4,869,403	$4,033,975

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of debt	$2,175	$15,000
Accounts payable	342,214	318,493
Accrued liabilities	324,685	298,558
Total current liabilities	669,074	632,051
Long-term debt	1,334,123	1,060,739
Other liabilities	704,179	532,936
Total liabilities	2,707,376	2,225,726
Equity:
Common stock - $0.001 par value - 600,000,000 shares authorized, 60,709,740 and 60,517,574 shares outstanding as of October 3, 2025 and December 31, 2024, respectively	61	61
Additional paid-in capital	1,900,871	1,901,337
Retained earnings	769,226	597,180
Accumulated other comprehensive loss	(554,210)	(729,574)
Total ESAB Corporation equity	2,115,948	1,769,004
Noncontrolling interest	46,079	39,245
Total equity	2,162,027	1,808,249
Total liabilities and equity	$4,869,403	$4,033,975

ESAB CORPORATION
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Nine Months Ended
	October 3, 2025	September 27, 2024
Cash flows from operating activities:
Net income	$194,457	$215,796
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other impairment charges	58,731	50,028
Net gain on sale of property, plant and equipment	(5,697)	(1,060)
Stock-based compensation expense	12,542	14,473
Deferred income tax (benefit) expense	(7,707)	2,394
Non-cash interest expense	1,882	2,259
Pension settlement loss	—	12,155
Changes in operating assets and liabilities:
Trade receivables, net	(50,381)	(39,075)
Inventories, net	(28,924)	(31,651)
Accounts payable	(9,893)	16,895
Other operating assets and liabilities	(1,496)	(13,691)
Net cash provided by operating activities	163,514	228,523
Cash flows from investing activities:
Purchases of property, plant and equipment	(27,654)	(27,071)
Proceeds from sale of property, plant and equipment	4,731	3,452
Acquisitions, net of cash received	(439,669)	(86,537)
Other investing	539	(4,058)
Net cash used in investing activities	(462,053)	(114,214)
Cash flows from financing activities:
Proceeds from borrowings on Senior Notes	—	700,000
Proceeds from borrowings on revolving credit facilities and other	359,591	205,000
Repayments of borrowings on Term Loans	(10,000)	(597,500)
Repayments of borrowings on revolving credit facilities and other	(90,442)	(236,623)
Payment of debt issuance costs	—	(10,423)
Payment of dividends	(15,821)	(12,135)
Distributions to noncontrolling interest holders	(3,057)	(2,644)
Other financing	(13,008)	(5,099)
Net cash provided by financing activities	227,263	40,576
Effect of foreign exchange rates on Cash and cash equivalents	40,137	(3,218)
(Decrease) increase in Cash and cash equivalents	(31,139)	151,667
Cash and cash equivalents, beginning of period	249,358	102,003
Cash and cash equivalents, end of period	$218,219	$253,670